Exhibit 99.3

MIDIMAN, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
Unaudited (In Thousands)

                                                 January 31,    July 31,
                                                   2004           2004
                                                   ----           ----
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                      $4,318          $3,423
   Accounts receivable, net of allowance
    for sales returns and doubtful accounts
    of $231 (July 31, 2004) and
    $166 (January 31, 2004)                        7,890           9,693
   Inventories--net                                8,284          12,833
   Prepaid expenses and other current assets       1,095             785
   Deferred income taxes                             630             630
                                                 ---------      ----------

      Total current assets                         22,217          27,364

PROPERTY AND EQUIPMENT - Net                        1,289           1,523
INTANGIBLE ASSETS - Net                             1,749           1,454
GOODWILL                                            2,339           2,339
OTHER ASSETS                                           61             157

                                                 ---------      ----------
      TOTAL ASSETS                                $27,655         $32,837
                                                 =========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
   Accounts payable                                $3,072          $5,420
   Income taxes payable                             1,218           1,610
   Accrued expenses and other current
    liabilities                                     2,770           3,391
                                                 ---------      ----------

      Total current liabilities                     7,060          10,421
                                                 ---------      ----------

DEFERRED INCOME TAXES                                 843             843
                                                 ---------      ----------

CONVERSION RIGHT AND PUT OBLIGATION                21,470          41,400
                                                 ---------      ----------

COMMITMENTS AND CONTINGENCIES (Note 5)

SERIES A REDEEMABLE CONVERTIBLE PREFERRED
 STOCK                                              8,113           8,530
                                                 ---------      ----------
STOCKHOLDERS' DEFICIT:
   Common stock                                     1,459           1,795
   Additional paid-in capital                       1,325           4,699
   Deferred stock-based compensation                 (898)         (3,829)
   Accumulated deficit                            (12,571)        (31,787)
   Accumulated other comprehensive income             854             765
                                                 ---------      ----------

Net stockholders' deficit                          (9,831)        (28,357)

                                                 ---------      ----------
TOTAL                                             $27,655         $32,837
                                                 =========      ==========

          See accompanying notes to consolidated financial statements.

MIDIMAN, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JULY 31, 2004 and 2003
Unaudited  (In Thousands)
                                                 2003            2004
                                                 ----            ----
NET SALES                                          $22,694        $34,811

COST OF SALES                                       12,136         19,095

                                             --------------  -------------
GROSS PROFIT                                        10,558         15,716


OPERATING EXPENSES:
Research and development                             2,006          2,576
General and administrative                           2,248          4,561
Selling and marketing                                4,550          5,788
Stock-based compensation                                15            443
                                             --------------  -------------
  Total operating expenses                           8,819         13,368

                                             --------------  -------------
OPERATING INCOME                                     1,739          2,348

OTHER INCOME (EXPENSE)
Other income--net                                       94          (119)
Loss on derivative                                 (7,700)       (19,930)
                                             --------------  -------------
 Total other income (expense)                      (7,606)       (20,049)

                                             --------------  -------------
LOSS BEFORE PROVISION FOR INCOME TAXES             (5,867)       (17,701)

PROVISION FOR INCOME TAXES                             751          1,098

                                             --------------  -------------
NET LOSS                                          ($6,618)      ($18,799)
                                             ==============  =============



          See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited (In thousands)
                                                    Six months ended
                                                        July 31,
                                                    2003        2004
                                                    ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss                                         ($6,618)   ($18,799)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation and amortization                       133         526
    Stock-based compensation                             15         443
    Loss on derivative                                7,700      19,930
    Changes in operating assets and liabilities:
      Accounts receivable                           (1,248)     (1,831)
      Inventories                                   (3,150)     (4,600)
      Prepaid expenses and other current assets       (189)         294
      Other assets                                    (104)        (93)
      Accounts payable                                1,237       2,358
      Income taxes payable                               19         374
      Accrued expenses and other current
       liabilities                                       18         660
                                                  ----------  ----------

       Net cash used in operating activities         (2,187)       (738)
                                                  ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of business, net of cash acquired        (3,127)
  Purchase of property and equipment                  (175)       (468)
                                                  ----------  ----------

       Net cash used in investing activities        (3,302)       (468)
                                                  ----------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net payments on lines of credit                   (3,400)
  Payments on long-term debt                           (55)        (22)
  Issuance of preferred stock and warrant--net        9,550
  Issuance of common stock                                          336
                                                  ----------  ----------

       Net cash provided by financing activities      6,095         314
                                                  ----------  ----------

EFFECT OF EXCHANGE RATES ON CASH BALANCES             1,031         (3)
                                                  ----------  ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS  1,637       (895)

CASH AND CASH EQUIVALENTS--Beginning of period        2,359       4,318
                                                  ----------  ----------

CASH AND CASH EQUIVALENTS--End of period             $3,996      $3,423
                                                  ==========  ==========

SUPPLEMENTAL INFORMATION--Cash paid during the period for:

  Interest                                             $611           -
                                                  ==========  ==========

  Income taxes                                         $ 40        $248
                                                  ==========  ==========

          See accompanying notes to consolidated financial statements.

MIDIMAN, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JULY 31, 2004
------------------------------------------------------------------------------


1.  BASIS OF PRESENTATION

     In the opinion of management, the accompanying unaudited consolidated financial statements include all adjustments necessary to present fairly the financial position of Midiman, Inc. and subsidiaries ("the Company") as of January 31, 2004 and July 31, 2004 the results of its operations and its cash flows for the six-month periods ended July 31, 2003 and 2004.

     These statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and do not include all the information and note disclosures required by accounting principles generally accepted in the United States of America for complete financial statements but reflect all adjustments (consisting only of normal recurring accruals) necessary for the fair presentation of the financial position, results of operations and cash flows for the periods and dates presented.

     The Company's preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported periods. The most significant estimates reflected in these financial statements include accounts receivable and sales allowances, inventory valuation and income tax asset valuation allowances. Actual results could differ from those estimates.

     The results of operations for any interim period are not necessarily indicative of results to be expected for the full year.

     These consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the years ended
January 31, 2002, 2003 and 2004 and notes thereto.

2.  ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Company accounts for employee stock options using the intrinsic value method in accordance with Accounting Principles Board ("APB") Opinion No.
25, Accounting for Stock Issued to Employees, and has adopted the disclosure-only alternative of SFAS No. 123, Accounting for Stock-Based Compensation. The Company accounts for equity issuance to non-employees in accordance with SFAS No. 123 and Emerging Issues Task Force 96-18,
Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods and Services.

     The following table illustrates the effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation. Had compensation cost for the Company's stock-based awards to employees been determined based on the estimated fair value at the grant dates consistent with the fair value method of

SFAS No. 123 utilizing the Black-Scholes option-pricing model, the Company's net income would have approximated the pro forma amounts indicated below (in thousands):

                                                          Six months ended
                                                              July 31,
                                                          2003         2004

Net loss as reported                                    ($6,618)    ($18,799)
Plus stock-based employee compensation expense
 included in reported net loss-net of tax                     8          266
Less stock-based employee compensation expense
 determined under fair value based method-net
 of tax                                                     (20)        (285)
                                                       ----------   ----------

Pro forma net loss                                      ($6,630)    ($18,818)


3.  INVENTORIES

     Inventories consist principally of finished goods and are stated at the lower of cost (determined by the first-in, first-out method) or market. The Company maintains allowances for estimated obsolete and excess inventories based upon projected sales levels.


4.  LINE OF CREDIT

     Effective May 29, 2002, the Company entered into an agreement with a bank for a line of credit facility. As of July 31, 2004, maximum borrowings were $6,000,000, limited to the lesser of (a) $6,000,000, or (b) the sum of 80% of eligible accounts receivable, plus 40% of eligible inventory (to a maximum of $2,000,000), plus advances to foreign affiliates (to a maximum of $500,000). Any borrowings are collateralized by a general first priority lien against all Company assets, both tangible and intangible, and the personal guarantee of the Company's majority stockholder. The personal guarantee was released in May 2004. Interest is payable monthly at LIBOR, plus 1.75%. All outstanding amounts on the line of credit were repaid in February 2003 and there have been no borrowings since that date. This line of credit expired in November 2004.

     The facility contains certain restrictions and covenants that require the Company to maintain certain levels of effective tangible net worth, meet certain minimum financial ratios (debt to net worth and quick ratio) and achieve minimum annual profitability. As a result of the loss on derivative related to the preferred stock (Note 7), the Company violated certain covenants. As a result, no amounts are currently available for borrowing under the credit facility.

5.  COMMITMENTS AND CONTINGENCIES

     Litigation--The Company is subject to litigation in the ordinary course of business. While the ultimate outcome of such matters is not determinable at the current time, the Company believes that none of its pending litigation matters, individually or in aggregate, will have a material adverse impact on its financial position or results of operations.

     Other Contingent Obligations--During its normal course of business, the Company has made certain indemnities, commitments and guarantees under which it may be required to make payments in relation to certain transactions. These include (i) intellectual property indemnities to the Company's customers and licensees in connection with the use, sales and/or license of Company products; (ii) indemnities to vendors and service providers pertaining to claims based on the negligence or willful misconduct of the Company; (iii) indemnities involving the accuracy of representations and warranties in certain contracts; (iv) indemnities to directors and officers of the Company to the maximum extent permitted under the laws of the State of California; and (v) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company's use of the applicable premises. The duration of these indemnities, commitments and guarantees varies and, in certain cases, may be indefinite. The majority of these indemnities, commitments and guarantees do not provide for any limitation of the maximum potential for future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these indemnities, commitments and guarantees in the accompanying consolidated balance sheets.

6.  COMPREHENSIVE INCOME

     Total comprehensive income net of taxes consists of net income and net changes in foreign currency translation adjustment. The following is a summary of the Company's comprehensive income (loss), (in thousands):

                                                   Six Months Ended
                                                        July 31,
                                               -----------------------
                                                 2003           2004
                                               ---------     ---------
     Net (loss)                                 ($6,618)     ($18,799)
     Net changes in:
     Foreign currency translation adjustment         29           (89)
                                               ---------     ---------
     Total comprehensive (loss)                 ($6,589)     ($18,888)
                                               =========     =========


7.  PREFERRED STOCK

     Series A Redeemable Convertible Preferred Stock ("Series A Stock")--On February 6, 2003, the Company issued and sold 4,106,824 shares of convertible preferred stock to an investor group (the "Investors") for gross proceeds of $13,125,000, of which $3,500,000 was paid directly to the Company's existing stockholders and $9,550,000 represented proceeds to the Company, after direct offering costs of $75,000. In exchange for the $3,500,000 payment, the existing shareholders returned 1,095,000 shares of common stock to the Company which were converted into an equal number of Series A preferred shares and issued to the Investors as part of the total preferred share issuance. This transaction was accounted for similar to a repurchase and retirement of treasury stock. The Company also issued to the

     Investors warrants to purchase an aggregate of 312,901 shares of common stock at an exercise price of approximately $3.20 per share, which warrants expire five years from the date of grant. The fair value of the warrants was estimated at $312,000 using the Black-Scholes model.

     The Series A stockholders are entitled to non-cumulative dividends when, as and if declared by the Board of Directors, prior and in preference to the payment of any dividends on common stock. Each share of Series A Stock is convertible, at the option of the holder at any time after issuance, into one share of common stock. The conversion rate will be automatically adjusted for stock splits such that all of the Series A Stock will automatically convert into common stock at the closing of a public offering of the Company's common stock, with gross proceeds of at least $40,000,000 and a per share public offering price of at least $9.60 per share, or at the election of the holders of a majority of the Series A Stock. Holders of Series A Stock are entitled to a liquidation preference of $3.20 per share, plus any declared and unpaid dividends, prior to any distribution of assets to holders of common stock. Holders of Series A Stock have full voting rights on an as-converted basis and are entitled to elect one member of the Company's Board of Directors. In the event of a change in ownership, the holders of Series A Stock may require the Company to redeem all of the Series A shares then outstanding at the liquidation value.

     In conjunction with the sale of Series A Stock, the Company entered into a Shareholders Agreement with the new Investors. The Shareholders Agreement provides for certain rights of first refusal for existing stockholders if other stockholders elect to sell or transfer their shares. The Shareholders Agreement also provides the Series A stockholders with a put arrangement that gives such holders the right to require the Company to repurchase any outstanding preferred shares at a price equal to the greater of liquidation value or the fair market value of the shares on an as-converted basis. The put may only be exercised beginning in February 2010. The put right expires if the preferred shares are converted to common shares. As a result of the put option, the conversion right and put obligation have been accounted for as a derivative. Accordingly, its fair value was recorded as a liability in the accompanying consolidated balance sheet with the initial value, estimated at $5,460,000 using a Trinomial model, recorded as an allocation of proceeds received from the sale of preferred stock. The carrying value of the derivative is adjusted to fair value at each reporting date, and changes in the fair value from the date of issuance have been included in other income (expense) in the accompanying consolidated statement operations.


8.  ISSUANCE OF RESTRICTED STOCK

     The Company issued 336,000 shares of common stock to a member of the senior management team on March 1, 2004. This issuance was made due to the exercise of previously granted stock options under their original terms and included 224,000 unvested shares issued as restricted stock. These shares of restricted stock vest in equal monthly installments through December 31, 2006.

9.  BUSINESS ACQUISITION

     Acquisitions--On July 31, 2003, the Company completed a stock purchase acquisition of Evolution Electronics Limited ("Evolution"), a U.K. based producer of electronic keyboards. This strategic acquisition provides the Company with a class compliant line of high quality, affordable keyboards and MIDI controllers with strong brand recognition in the U.K. and Europe. The purchase price for Evolution was $4,341,053, consisting of cash of $3,116,964, 261,200 common shares with an estimated fair value of $1,095,578, and direct acquisition costs of $128,511. In accordance with SFAS No. 141, Business Combinations, the acquisition was accounted for under the purchase method of accounting and the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the excess being ascribed to goodwill.

     The operations of Evolution are included in the Company's consolidated financial statements from the date of acquisition. The pro forma results of operations data for the six months ended July 31, 2003 and 2004 are not presented, as they would not have differed significantly from the amounts presented in the accompanying consolidated statements of operations.

10.  New Accounting Pronouncements

     FIN 46R, Consolidation of Variable Interest Entities--an interpretation of ARB No. 51, was originally issued in January 2003 and subsequently revised in December 2003. FIN 46, as revised requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns or both. FIN 46 also requires certain disclosures about variable interest entities in which a company has a significant interest, regardless of whether consolidation is required. Application of FIN 46 is required for potential variable interest entities commonly referred to as special purpose entities for periods ending after December 15, 2003. Application of the provisions will be required for all other variable interest entities by the end of the first reporting period that ends after March 15, 2004. The Company currently has no variable interest entities, therefore, the adoption of this interpretation did not have a material effect on the Company's consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003. Also, mandatory redeemable financial instruments are subject to the provisions of this statement for the first fiscal period beginning after December 31, 2003. The adoption of SFAS No. 150 did not have a material impact on the Company's consolidated financial statements.

     In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition," which supersedes SAB No. 101, "Revenue Recognition in Financial Statements." SAB No. 104's primary purpose is to rescind accounting guidance contained in SAB No. 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." The issuance of SAB No. 104 reflects the concepts contained in EITF No. 00-21; the other revenue recognition concepts contained in SAB No. 101 remain largely unchanged. The application of SAB No. 104 did not have any impact on the Company's financial position or results of operations.